Exhibit 10.2
September 30, 2020

EXTENSION REQUEST

Truist Bank,
as Administrative Agent
3333 Peachtree Road
Atlanta, GA 30326
Attention: Bank Loan Syndications
Reference is made to (i) the Credit Agreement dated as of February 3, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) among First Huntingdon Finance Corp. (the “Borrower”), Toll Brothers, Inc., the Lenders (as defined in the Credit Agreement), and Truist Bank (as successor by merger to SunTrust Bank), as administrative agent for the Lenders (the “Administrative Agent”) and (ii) the form of Response to Extension Request delivered with this Extension Request. Terms defined in the Credit Agreement are used herein with the same meaning, and all references to Sections herein are references to Sections of the Credit Agreement.
Pursuant to Section 2.17, the Borrower hereby provides notice of its desire to extend the Term Loan Facility Maturity Date from November 1, 2024 to November 1, 2025 (the “Term Loan Facility Extension”).
The Borrower hereby instructs the Administrative Agent to notify each of the Lenders of the receipt of this Extension Request by providing each such Lender with a copy of this Extension Request and the Response to Extension Request, and to further instruct each Lender to indicate its acceptance of this Extension Request by executing and delivering the Response to Extension Request to the Administrative Agent (each such Lender, a “Consenting Lender”) on or before October 23, 2020 (or such longer or shorter period as shall be agreed by the Borrower and the Administrative Agent).
By executing and delivering the Response to Extension Request to the Administrative Agent, each Consenting Lender shall have irrevocably agreed to the Term Loan Facility Extension. The Term Loan Facility Extension shall be effective on October 31, 2020, with respect to each Consenting Lender, if the Consenting Lenders as of such date constitute at least the Required Lenders (the “Term Loan Facility Extension Effective Date”).

As required by Section 2.17, the Borrower hereby confirms that as of the date of this Extension Request no Default or Unmatured Default has occurred and is continuing and that all of the representations and warranties in Article VI of the Credit Agreement are true and correct in all material respects (except to the extent already qualified by materiality, in which case said representations and warranties are true and correct in all respects), except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects (except to the extent already qualified by materiality, in which case said representation and warranty was true and correct in all respects) on and as of such earlier date.

FIRST HUNTINGDON FINANCE CORP.

By/s/ Gregg Ziegler
Name: Gregg Ziegler
Title: Senior Vice President and Treasurer

cc:     Brad Bowen
200 W 2nd St Fl 16
    Winston Salem, NC 27101

October __, 2020
RESPONSE TO EXTENSION REQUEST
Truist Bank,
as Administrative Agent
3333 Peachtree Road
Atlanta, GA 30326

Attention: Bank Loan Syndications
Reference is made to (i) the Credit Agreement dated as of February 3, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) among First Huntingdon Finance Corp. (the “Borrower”), Toll Brothers, Inc., the Lenders (as defined in the Credit Agreement), and Truist Bank (as successor by merger to SunTrust Bank), as administrative agent for the Lenders (the “Administrative Agent”) and (ii) the Extension Request dated September 30, 2020. Terms defined in the Credit Agreement or in the Extension Request are used herein with the same meaning, as applicable, and all references to Sections herein are references to Sections of the Credit Agreement.
Pursuant to Section 2.17, the Lender named below hereby notifies the Administrative Agent as follows:
The Lender named below hereby agrees to extend the Term Loan Facility Maturity Date with respect to all of its Term Loans from November 1, 2024 to November 1, 2025 (the “Term Loan Facility Extension”).
This Response to Extension Request is subject in all respect to the terms of the Credit Agreement, is irrevocable and the Term Loan Facility Extension shall be effective as of the Term Loan Facility Extension Effective Date. If the Term Loan Facility Extension Effective Date does not occur this Response to Extension Request shall be deemed to be terminated.

Very truly yours,

TRUIST BANK, successor by merger to SunTrust Bank as Administrative Agent and a Lender

By	/s/ Toby Coons
Name: Toby Coons
Title: Vice President

[COPIES OF RESPONSES THAT ARE SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS WERE EXECUTED BY THE ENTITIES IDENTIFIED BELOW]
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Very truly yours,

SUMITOMO MITSUI BANKING CORPORATION

By	/s/ Michael Maguire
Name: Michael Maguire
Title: Managing Director
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Very truly yours,

WELLS FARGO BANK, N.A.

By	/s/ Elena Bennett
Name: Elena Bennett
Title: Senior Vice President
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Very truly yours,

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By	/s/ Leonard E. Olsavsky
Name: Leonard E. Olsavsky
Title: Senior Vice President

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Very truly yours,

CAPITAL ONE, NATIONAL ASSOCIATION

By	/s/ Jeff Wallace
Name: Jeff Wallace
Title: Senior Vice President
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Very truly yours,

THE BANK OF NEW YORK MELLON

By	/s/ Carol Murray
Name: Carol Murray
Title: Director
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Very truly yours,

FIFTH THIRD BANK

By	/s/ Talianna Carlson-Manne
Name: Talianna Carlson-Manne
Title: Senior Vice President
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Very truly yours,

PNC BANK, NATIONAL ASSOCIATION

By	/s/ J. Richard Litton
Name: J. Richard Litton
Title: Senior Vice President

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Very truly yours,

COMERICA BANK

By	/s/ Charles Weddell
Name: Charles Weddell
Title: Vice President
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Very truly yours,

PEOPLE'S UNITED BANK, N.A.

By	/s/ Ted Dalton
Name: Ted Dalton
Title: Senior Vice President
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Very truly yours,

TD BANK, N.A.

By	/s/ Brian Gallagher
Name: Brian Gallagher
Title: Vice President
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Very truly yours,

TEXAS CAPITAL BANK NA

By	/s/ Daniel McClurkin
Name: Danial McClurkin
Title: Senior Vice President